UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2009

Lifevantage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11545 W. Bernardo Court, Suite 301, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-312-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On June 16, 2009, Lifevantage Corporation (the "Company") announced that the Board of Directors of the Company has appointed Kirby Zenger as Chief Operating Officer of the Company effective June 9, 2009. The press release announcing the appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Prior to joining the Company, Mr. Zenger most recently co-founded and served as Executive Vice President and General Manager of a network marketing nutrition company. Mr. Zenger has over ten years of experience in the direct sales and network marketing industry, and has served as a consultant to several of the industry leaders. In addition, Mr. Zenger has advised Fortune 1000 companies on the development of new markets and organizational structure.

Mr. Zenger will be entitled to an annual base salary of $215,000. Mr. Zenger was also granted an option to purchase 150,000 shares of the Company’s common stock on March 27, 2009. The option has an exercise price of $0.70 per share, which was the closing price of the Company’s common stock as quoted on the OTC Bulletin Board on the date of grant. The option will vest in full on the date that is twelve months following the date of grant and is subject to the terms of the Company’s 2007 Long-Term Incentive Plan.

Change in Position for Chief Financial Officer

On June 16, 2009, the Company announced that Brad Amman resigned from the position of Chief Financial Officer of the Company effective June 9, 2009. Mr. Amman has been appointed VP of Finance for the Company and will also be involved with the Company’s international expansion program.

Item 7.01 Regulation FD Disclosure.

On June 16, 2009, the Company issued a press release entitled "Network Marketing Veteran Kirby Zenger Named COO of LifeVantage; Brad Amman Named to LifeVantage International Expansion Team." The press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit 99.1 Press Release, dated June 16, 2009, entitled "Network Marketing Veteran Kirby Zenger Named COO of LifeVantage; Brad Amman Named to LifeVantage International Expansion Team"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifevantage Corporation

June 16, 2009	By:	/s/ Bradford K. Amman

Name: Bradford K. Amman
Title: Secretary/Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated June 16, 2009, entitled “Network Marketing Veteran Kirby Zenger Named COO of LifeVantage; Brad Amman Named to LifeVantage International Expansion Team”